Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   4.40%
January, 2001   6.68%
December, 2000   0.21%
November, 2000   6.31%


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 8.34%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,705,277,271.10